UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  December 12, 2005

BOSTON RESTAURANT ASSOCIATES, INC.

(Exact Name Of Registrant As Specified In Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-18369	61-1162263
(Commission File Number)	(I.R.S. Employer Identification No.)

999 Broadway, Suite 400, Saugus, MA	01906
(Address of Principal Executive Offices)	(Zip Code)

(781) 231-7575
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 12, 2005, Boston Restaurant Associates, Inc., through its wholly owned subsidiary Ocean, Inc., entered into a twelve year extension of its current leases at both the South Shore Plaza, Braintree, Massachusetts and Burlington Mall, Burlington, Massachusetts.  The lease for the location at South Shore Plaza is between Braintree Property Associates, Limited Partnership, and Ocean, Inc., originally entered into on November 15, 1995.  The lease for the location at Burlington Mall is between Bellwether Properties of Massachusetts, Limited Partnership and Ocean, Inc., originally entered into on May 10, 1994.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2005	BOSTON RESTAURANT ASSOCIATES, INC.

	By:	/s/ George R. Chapdelaine
George R. Chapdelaine, President and Chief Executive Officer